MERISEL NEWS



FOR IMMEDIATE RELEASE                 Contact:    Timothy N. Jenson
                                                  Chief Executive Officer
                                                  (310) 615-6850

                                                  Allen Chi
                                                  Director
                                                  (310) 535-4020

                      MERISEL REPORTS FIRST-QUARTER RESULTS

EL SEGUNDO, Calif. (May 1, 2003) -- Merisel, Inc. (Nasdaq:MSEL) today announced results for its first quarter ended March 31, 2003. The company reported net income available to common stockholders of $584,000, or $0.08 per share, on sales of $18.5 million, a 17% increase from net sales of $15.8 million for the first quarter of 2002. Results for the 2003 period were favorably affected by adjustments related to the company's continued wind down of its U.S. distribution business, which reduced cost of sales by $486,000 and selling, general and administrative expenses by $1,357,000, which was partially offset by certain transaction costs of $287,000 related to the company's ongoing acquisition activities. These results compare with net income available to common stockholders of $89,000, or $0.01 per share, for first quarter 2002. Results for the first quarter of 2002 included favorable adjustments related to the wind down of the U.S. distribution business which reduced cost of sales by $492,000 and income from discontinued operations of $1,066,000.

 "Overall, we are pleased with our first quarter results which continue to demonstrate year-over-year sales growth in a challenging economic environment," said Tim Jenson, Merisel's chief executive officer. "Our strategy will continue to focus on improving our competitive position and long-term growth prospects as a software solution provider while maximizing our cash available to pursue acquisitions that will further increase shareholder value."

Except for the historical information contained herein, the matters discussed in this news release constitute forward-looking information that involves risks and uncertainties. Merisel's actual results could differ materially from those indicated by the forward-looking information. Among the factors that could impact actual results are demand trends in the computer products industry, competitive issues, changes in manufacturer terms and conditions, and other items detailed in the company's SEC filings.

Merisel, Inc. is a provider of software licensing products to resellers throughout the U.S. Visit Merisel at www.merisel.com.
                           ---------------
                                  # # #

                            (Financial tables follow)


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



                          MERISEL, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)


                                                                                       Three Months Ended
                                                                                           March 31,
                                                                                 2003                       2002
                                                                        ----------------------      ---------------------

Net sales                                                                      $18,463                    $15,773

Cost of sales                                                                   17,438                     14,538
                                                                        ----------------------      ---------------------

Gross profit                                                                     1,025                      1,235

Selling, general and administrative expenses                                       660                      1,970

Restructuring charge                                                               256                        279
                                                                        ----------------------      ---------------------

Operating income (loss)                                                            109                     (1,014)

Interest income, net                                                               644                        334

Other income, net                                                                    1                         82
                                                                        ----------------------      ---------------------

Income (loss) from operations before income tax and discontinued                   754                       (598)
operations

Income tax provision (benefit)                                                    (196)                        40
                                                                        ----------------------      ---------------------

Income (loss) from operations before discontinued operations                       950                       (638)

Discontinued operations:
   Income from discontinued operations                                                                      1,066
                                                                        ----------------------      ---------------------

Net income                                                                        $950                       $428
                                                                        ======================      =====================

Preferred dividends                                                                366                        339
                                                                        ----------------------      ---------------------
Net income available to common stockholders                                       $584                        $89
                                                                        ======================      =====================

Net income (loss) per share (basic and diluted):
 Loss from operations less preferred dividends                                  $  .08                    $  (.13)
  Income from discontinued operations                                                                         .14
                                                                        ----------------------      ---------------------
Net income available to common stockholders                                     $  .08                     $  .01
                                                                        ======================      =====================

Weighted average number of shares
  Basic and diluted                                                              7,619                      7,834


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



                          MERISEL, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, Except Share Data)
                                   (Unaudited)



                                                                                   March 31,               December 31,
                                                                                      2003                     2002
                                                                             -----------------------   ----------------------

                                   ASSETS

Current assets:
     Cash and cash equivalents.............................................. $        48,180           $       46,795
     Accounts receivable (net of allowances of $1,045 and $1,185 at
       March 31, 2003 and December 31, 2002, respectively)..................          13,150                   21,664
     Prepaid expenses and other current assets..............................              72                      168
                                                                             -----------------------   ----------------------
          Total current assets..............................................          61,402                   68,627
Property and equipment, net.................................................             883                      883
Other assets................................................................           3,364                    3,334
                                                                             -----------------------   ----------------------
     Total assets........................................................... $        65,649           $       72,844
                                                                             =======================   ======================


                    LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
     Accounts payable....................................................... $        12,828           $       18,157
     Accrued liabilities....................................................           9,601                   12,408
                                                                             -----------------------   ----------------------
          Total current liabilities.........................................          22,429                   30,565

Long-term liabilities.......................................................             559                      529

Stockholders' equity:
     Convertible preferred stock, $.01 par value; authorized
        1,000,000 shares; 150,000 shares issued and outstanding.............          18,734                   18,368
     Common stock, $.01 par value; authorized 150,000,000 shares;
        8,026,364 and 8,026,375 shares issued at March 31, 2003 and December 31,
        2002, respectively; 7,616,384 and 7,619,095 shares outstanding at March
        31, 2003 and December 31, 2002, respectively........................              76                       76
respectively
     Additional paid-in capital.............................................         279,448                  279,814
     Accumulated deficit....................................................        (254,608)                (255,559)
     Treasury stock.........................................................            (848)                    (840)
     Accumulated other comprehensive loss...................................            (141)                    (109)
                                                                             -----------------------   ----------------------
          Total stockholders' equity........................................          42,661                   41,750
                                                                             -----------------------   ----------------------

     Total liabilities and stockholders' equity............................. $        65,649           $       72,844
                                                                             =======================   ======================

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